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                                                                     EXHIBIT 1.1




                                2,250,000 SHARES

                            SERVICE EXPERTS(R), INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


Equitable Securities Corporation                        __________________, 1996
Morgan Keegan & Company, Inc.
As Representatives of the
         Several Underwriters
c/o Equitable Securities Corporation
Nashville City Center, Suite 800
511 Union Street
Nashville, Tennessee 37219

Ladies and Gentlemen:

         Service Experts(R), Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule A hereto for whom you are acting as representatives (the "Representatives") an aggregate of 2,250,000 shares (the "Firm Shares") of the common stock, $.01 par value (the "Common Stock"), of the Company. The Company also proposes to sell to the several Underwriters an aggregate of up to 337,500 additional shares of the Company's Common Stock (the "Option Shares") if requested by the Underwriters as provided in Section 2 below. The Underwriters, severally and not jointly, are willing to purchase the number of Firm Shares set forth opposite their names in Schedule A, and their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

         As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the Underwriters are willing, acting severally and not jointly, to purchase the number of Firm Shares set forth opposite their names in Schedule A, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the Underwriters.

         The proceeds to the Company from the sale to the Underwriters of the Firm Shares will be used in part to fund the cash consideration payable in connection with the acquisition of each of the entities named on Schedule B (each such entity, a "Predecessor Company" and, collectively, the "Predecessor Companies"). The acquisition of a Predecessor Company (or group of affiliated Predecessor Companies) is hereinafter referred to as an "Acquisition" and the acquisition of the Predecessor Companies is hereinafter referred to as the "Acquisitions." Each Acquisition will be effected pursuant
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to a Combination Agreement by and among the Company, the Founding Company, and the owners of the Founding Company, and the exhibits, agreements, documents and schedules entered into or delivered in connection therewith (each, a "Combination Agreement" and collectively, the "Combination Agreements").

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as follows:

                 (a) A registration statement on Form S-1 (File No. 333-_____) with respect to the Shares has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, (the "Securities Act") and the rules and regulations thereunder (the "Rules and Regulations"), including a preliminary prospectus, and has filed one or more amendments thereto. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to the Representatives. Such registration statement, including the prospectus, Part II, all financial statements and schedules, exhibits and all other documents filed as or deemed to be a part thereof, as amended at the time when it shall become effective and all information deemed to be a part thereof as of the time of effectiveness pursuant to Rule 430A or Rule 434 of the rules and regulations of the Commission under the Securities Act, is herein referred to as the "Registration Statement" and the prospectus included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A or Rule 434 of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus included as part of the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to as a "Preliminary Prospectus."

                 (b) No order preventing or suspending the use of any Preliminary Prospectus, Effective Prospectus or Final Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. If the Registration Statement has become effective under the Securities Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state of other jurisdiction.

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                 (c)      Each Preliminary Prospectus, at the time of filing
         thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information described in Section 13 of this Agreement). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement or material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.

                 (d) The Company has been duly organized and is and, after giving effect to the Acquisitions, will be validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement; the Company is and, after giving effect to the Acquisitions, will be duly qualified and authorized to transact business as a foreign corporation in all jurisdictions in which the conduct of its business or the ownership or leasing of property requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations or business of the Company and the Subsidiaries (as defined below) taken as a whole.

                 (e) All of the entities that will be subsidiaries of the Company, direct or indirect, after giving effect to the Acquisitions are listed on Schedule B. The subsidiaries listed on Schedule B hereto are hereinafter collectively referred to as the "Subsidiaries." Each Subsidiary, after giving effect to the Acquisitions, will have been duly incorporated and will be validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power or authority to own or lease its properties and conduct its business as described in the Registration Statement. Each Subsidiary, after giving effect to the Acquisitions, will be duly qualified to transact business in all jurisdictions in which the conduct of its business requires





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         such qualification.  The outstanding shares of capital stock of each of the Subsidiaries, after giving effect to the Acquisitions, will have been duly authorized and validly issued and will be fully paid and nonassessable. Such shares of capital stock in each Subsidiary, after giving effect to the Acquisitions, will be wholly owned by the Company free and clear of all liens, encumbrances and security interests. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries, after giving effect to the Acquisitions, will be outstanding, except to the extent set forth in the Registration Statement, including the exhibits thereto.

                 (f) The outstanding shares of Common Stock, have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable. None of the issued shares of Common Stock of the Company have been issued in violation of any preemptive or similar rights. No person or entity holds a right to require or participate in the registration under the Securities Act of shares of Common Stock of the Company which right has not been waived by the holder thereof as to the offering contemplated hereby and by the Registration Statement, or satisfied by participation by such holder in the offering. No person or entity has any preemptive or other right of participation or first refusal with respect to any of the Shares or the issue and sale thereof by the Company, which rights have not been waived.

                 (g) The Company's capital stock, including the Shares, conform with the statements concerning them set forth under the caption "Description of Capital Stock" in the Effective Prospectus and the Final Prospectus.

                 (h) Ernst & Young LLP, who have certified the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                 (i) The historical financial statements of the Company and the Founding Companies, together with related notes and schedules as set forth in the Registration Statement, present fairly the combined financial position and the results of operations and cash flows of the Company and Founding Companies, as the case may be, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The pro forma combined financial statements set forth in the Registration Statement fairly present the information required to be presented therein, and such statements meet the requirements of the Securities Act. No other financial statements or schedules of the Company or the Founding Companies are required by the Securities Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. The summary financial and statistical data included in the Registration Statement presents fairly in all material respects the information shown therein and has been compiled on a





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         basis consistent with the financial statements presented therein.  The selected financial, operating, and statistical data set forth in the Prospectus under the captions "Selected Historical Financial and Operating Data," "Selected Pro Forma Financial Data," and
         "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, the information set forth therein.

                 (j) The Company is not and none of the Subsidiaries, after giving effect to the Acquisitions, will be, or with the giving of notice or lapse of time or both, will be, in violation of or in default under its Articles of Incorporation (or similar organizational instruments) or Bylaws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound except for such defaults as do not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions contemplated herein and in the Combination Agreements and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, except for any such breach or default which would not have a material adverse effect on the Company or any of the Subsidiaries, singly or in the aggregate, or
         (ii) the Articles of Incorporation or Bylaws of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets.

                 (k) The Company has full legal right, power and authority to enter into this Agreement and to sell and deliver the Shares to the Underwriters as provided herein. The transactions contemplated in this Agreement have been duly authorized by the Company. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

                 (l) Each approval, consent, order, authorization, designation, declaration or filing by or with any court or regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and each of the Combination Agreements and the consummation of the transactions contemplated herein and therein (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws), has been or will be obtained or made as of the Closing Date and is or will be in full force and effect as of the Closing Date (as defined below). All consents and waivers from all other persons required in connection with the execution and delivery by the Company of this Agreement and the Combination Agreements and the consummation of the transactions contemplated herein and therein have been obtained or made and are in full force and effect as of the Closing Date.





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                 (m)      Other than as disclosed in the Preliminary Prospectus
         and the Effective Prospectus, there is no litigation, arbitration, claim, audit, proceeding or investigation pending, or, to the knowledge of the Company, threatened or contemplated in which the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or any such Subsidiary, would individually or in the aggregate have a material, adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, which violation might have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries, taken as a whole.

                 (n) The Company has and the Subsidiaries, after giving effect to the Acquisitions, will have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Preliminary Prospectus and the Effective Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held under valid, existing, and enforceable leases, with such exceptions as are disclosed in the Preliminary Prospectus and the Effective Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

                 (o) The Company has and the Subsidiaries, after giving effect to the Acquisitions, will have filed all foreign, federal, state and local income tax returns which have been required to be filed and have paid all taxes indicated as due on said returns and all assessments and charges received by them or any of them to the extent that such have become due and payable. No deficiency with respect to any such return has been assessed or proposed.

                 (p) Since the respective dates as of which information is given in the Registration Statement and the Effective Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than transactions in the ordinary course business, that are material to the Company and the Subsidiaries, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or any of the Subsidiaries, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, in each case other than as disclosed in the





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         Registration Statement and the Effective Prospectus.  The Company has
         and the Subsidiaries, after giving effect to the Acquisitions, will have no material contingent obligations which are not disclosed in the Registration Statement and the Effective Prospectus.

                 (q) The Company has and each of the Subsidiaries, after giving effect to the Acquisitions, will have conducted and operated their businesses in conformity with all the statutes, common laws, ordinances, decrees, orders, rules and regulations of the jurisdictions in which each such entity is conducting business. Without limiting the foregoing, the Company owns or possesses and each of the Subsidiaries, after giving effect to the Acquisitions, will own or possess, and the Company is and each of the Subsidiaries, after giving effect to the Acquisitions, will be in compliance with the terms, provisions and conditions of all permits, licenses, franchises, operating certificates, orders, authorizations, registrations, qualifications, consents or approvals of any court, arbitrator or arbitral body, or any federal, state, local or foreign governmental agency, instrumentality or similar organization, domestic or foreign (hereinafter each individually a "Permit" and collectively, "Permits") necessary to own and use the properties and assets of the Company and each of the Subsidiaries, respectively, and to operate their respective businesses in all locations in which such businesses are currently being operated and as described in the Effective Prospectus and the Final Prospectus; as to the Company and each Subsidiary, each such Permit is and, after giving effect to the Acquisitions, will be valid and in full force and effect and there is and, after giving effect to the Acquisitions, will be no litigation, arbitration, audit, investigation or other proceeding pending or, to the Company's knowledge, threatened which may cause any such Permit of and from all authorities to be revoked, withdrawn, canceled, suspended or not renewed. Neither the Company nor any of the Subsidiaries is aware of any existing or imminent matter that may adversely impact any of their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. No director, officer, agent or employee of the Company or any of the Subsidiaries, or to the Company's knowledge any other person associated with or acting for or on behalf of the Company or any of the Subsidiaries, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless or form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business obtained, or (iii) to obtain special concessions or for special concessions already obtained for or in respect of the Company.

                 (r) The Company is not and none of the Subsidiaries, after giving effect to the Acquisitions, will be in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic material and the Company has and each Subsidiary, after giving efffect to the Acquisitions, will have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company is and each Subsidiary, after giving effect to the Acquisitions, will be in compliance with all the terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in or affecting the condition (financial or otherwise), of the Company and





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         its Subsidiaries taken as a whole, except as described in the
         Effective Prospectus and the Final Prospectus.

                 (s) The Company owns or possesses and each of the Subsidiaries, after giving effect to the Acquisitions, will own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, trade secrets and know-how or other information (collectively, "Intellectual Property") described in the Effective Prospectus and the Final Prospectus as owned by or used by it or which is necessary to the conduct of its business as now conducted or proposed to be conducted as described in the Effective Prospectus and the Final Prospectus. The Company is not and none of the Subsidiaries, after giving effect to the Acquisitions, will be aware of any infringement of or conflict with the rights of claims of others with respect to any of the Company's or any Subsidiaries' Intellectual Property which could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries is aware of any infringement of any of the Company's or any of the Subsidiaries' Intellectual Property rights by any third party which could have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company and the Subsidiaries taken as a whole.

                 (t) Neither the Company nor any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                 (u) The Company is not and, after giving effect to the issuance of the Shares and the consummation of the Combination Agreements, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the Company is not, nor will be subject to regulation under said Act.

                 (v) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in t he Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will, if required by Florida law, provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                 (w) None of the employees of the Company is and none of the employees of any Subsidiary, after giving effect to the Acquisitions, will be covered by collective bargaining agreements. No labor dispute with the employees of the Company or any Subsidiary exists or, to the best knowledge of the Company, is threatened or imminent that could result in a material adverse change in or affecting the condition, financial or





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         otherwise, of the Company and the Subsidiaries taken as a whole, except as described in or contemplated by the Effective Prospectus and the Final Prospectus.

                 (x) The Company is and each of the Subsidiaries, after giving effect to the Acquisitions, will be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all such policies of insurance insuring the Company and each of the Subsidiaries and their respective businesses, assets, employees, officers and directors are in full force and effect; there are no claims by the Company or any Subsidiary under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely change or affect the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

                 (y) After giving effect to the Acquisitions, no Subsidiary will be prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus.

                 (z) The Company maintains and each of the Subsidiaries, after giving effect to the Acquisitions, will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (aa) Each of the Combination Agreements and the transactions contemplated therein have been duly and validly authorized by the Company and each of the Founding Companies, and each of the Combination Agreements has been duly and validly executed and delivered by the parties thereto, constitutes the valid and binding obligation of such parties, and there are no (i) statutory dissenters' rights or (ii) any other contractual rights giving any of the owners of the Founding Companies rights of acquisition, first offer or first refusal with respect to any of the Acquisitions which, in any case, have not been waived or expired by their terms.





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                 (ab)     The Company has delivered to the Representatives true
         and correct executed copies of each of the Combination Agreements and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto other than those as to which you shall previously have been advised and shall not have reasonably objected by written notice to the Company after being furnished a copy thereof. The representations and warranties of the Company set forth in the Combination Agreements, are true and correct as of the date hereof, and will be true and correct as of the Closing Date, except to the extent any such representation or warranty was expressly made as of any other date, in which case such representation and warranty was true and correct as of such date. The Combination Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

                 (ac) The shares of Common Stock to be issued and sold in connection with the Acquisitions (the "Acquisition Common Stock") have been duly authorized and, when issued and delivered to the purchasers thereof against payment therefor as provided in the Combination Agreements, will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to any preemptive or similar rights. The sale of the Acquisition Common Stock will be exempt from the registration requirements of the Securities Act and will be the subject of an available exemption from the requirements of all applicable state securities or Blue Sky laws.

                 (ad) All offers and sales of shares of the Company's capital stock (including securities convertible into, or exercisable or exchangeable for, shares of the Company's capital stock) prior to the date hereof, were at all relevant times exempt from the registration requirements of the Securities Act, and were the subject of an available exemption from the requirements of all applicable state securities or Blue Sky laws.

                 (ae) The Company has obtained from each of the persons listed on Schedule C their agreement that for a period of 180 days from the date of this Agreement they will not, without the prior consent of the Representatives, offer, sell or dispose of any shares of Common Stock of the Company, or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock or derivative therefrom owned by them.

                 (af) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


         2.      Purchase and Sale of the Shares.

         (a) On the basis of the representations, warranties, and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule A hereof.

         (b) On the basis of the representations, warranties, and covenants contained in this Agreement, and subject to its terms and conditions, the Company hereby grants to the several Underwriters an option to purchase, solely for the purpose of covering over-allotments made in connection with the distribution and sale of the Firm Shares, the Option Shares at the purchase price per share as set forth in clause (a) of this Section 2. The maximum number of Option Shares to be sold by the Company is 337,500. The option granted hereby may be exercised in whole or in part at any time (but only once) upon written notice delivered by the Representatives to the Company within 30 days after the date of this Agreement, setting forth the aggregate number of Option Shares to be purchased and the time and date for delivery and payment for such Option Shares, as determined by the Representatives, but in no event earlier than either the First Closing Date (as defined in Section 4 below) or the second full business day after the exercise of such option, nor later than the tenth business day after the date of such notice (such time and date being referred to herein as the "Option Closing Date"). If the date of exercise of the option is three or more days before the First Closing Date, the notice of exercise shall set the First Closing Date as the Option Closing Date. Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth, the Underwriters shall become obligated, severally and not jointly, to purchase, for the account of each Underwriter, from the Company, the number of Option Shares specified in such notice. Option Shares shall be purchased for the accounts of the Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto, except that the respective purchase obligations of each Underwriter shall be adjusted so that no Underwriter shall be obligated to purchase fractional Option Shares.

         3. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon after the effective date of the Registration Statement as the Representatives deem it advisable to do so. The Firm Shares are to be offered to the public at the initial public offering price set forth in the Prospectus. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms. It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with an Agreement Among Underwriters entered into by you and the several other Underwriters.

         4. Delivery of and Payment for the Shares. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Equitable Securities Corporation may request upon at least two business days' prior notice to the Company, shall be delivered by or on behalf of the Company to Equitable Securities Corporation for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by: (i) official bank check or checks (payable in same day funds) payable to the order of the Company; or (ii) wire transfer of same day available funds to an account designated in writing by the Company upon at least two business days notice.
In lieu of physical delivery of certificates representing the Shares, the Shares may be posted to The Depository Trust Company account of Equitable Securities Corporation for further transfer to the account of the respective Underwriters against payment of the purchase price for the Shares as described above. The closing of the sale and purchase of the Shares shall be held at the offices of Sherrard & Roe, PLC, 424 Church Street, Suite 2000, Nashville, Tennessee 37219, except that if certificates representing the Shares are physically delivered to the Representatives, such delivery shall be made at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041. The time and date of such delivery and payment shall be, (a) with respect to the Firm Shares, at 9:00 a.m., Nashville time, on the third full business day after this Agreement becomes effective or at such other time and date as the Representatives and the Company may agree upon in writing, and, (b) with respect to the Option Shares, at 9:00 a.m., Nashville time, on the date specified by the Representatives in the written notice given by the Representatives of the election of the Underwriters to purchase all or part of such Option Shares, or at such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Closing Date", such time and date for delivery of the Option Shares, if not the First Closing Date, is herein called the "Option Closing Date", and each such time and date for delivery is herein called a "Closing Date". Such certificates will be available for inspection no later than 9:30 a.m., New York City time, on the business day preceding the respective Closing Date at the office of The Depository Trust Company, 55 Water Street, New York, New York 10041 or at such other location in New York, New York specified by Equitable Securities Corporation in writing at least two business days prior to such Closing Date. It is understood that the Representatives may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         5. Covenants of the Company. The Company covenants and agrees with each of the Underwriters that:

                 (a) The Company shall (i) use its best efforts to cause the Registration Statement to become effective under the Securities Act as soon as practicable after the execution and delivery of this Agreement; or (ii) if the Registration Statement has been declared effective prior to the execution and delivery of this Agreement, comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424, 430A and 434 of the Rules and Regulations and to notify the Representatives promptly (in writing, if requested) of all such filings.

                 (b) The Company will (i) advise the Representatives promptly when the Registration Statement or any post-effective amendment thereto shall have become effective; (ii) advise the Representatives promptly of the receipt of any comments from the Commission; and (iii) advise the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; (iv) prepare and file with the Commission, promptly upon the Representatives' request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Representatives' opinion, may be necessary or advisable in connection with the distribution of the Shares and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible; (v) not file any amendment of the Registration Statement, or supplement to the Effective

         Prospectus or the Final Prospectus unless the Representatives have received a reasonable time to review any such proposed amendment or supplement or to which the Representatives shall have objected in writing; (vi) advise the Representatives promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and (vii) use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof. Any advises delivered by the Company, if requested by the Representatives, shall be confirmed in writing.

                 (c) Prior to any public offering of the Shares, the Company will take or cause to be taken all necessary action and furnish to counsel for the Underwriters such information as may be required in connection with qualifying the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate, and the Company will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; provided however, that in no event in connection therewith shall the Company be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not presently qualified as a foreign corporation.

                 (d) The Company will furnish, without charge, to the Representatives four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it including all exhibits, and will furnish to the Representatives or to each Underwriter designated by the Representatives such number of conformed copies of the Registration Statement as so filed and of each amendment, without exhibits, as the Representatives may reasonably request.

                 (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter, for such period as in the opinion of counsel for the Underwriters, delivery of a prospectus in connection with sales by an Underwriter or a dealer is required under the Securities Act, the Company will deliver to, or upon the order of, the Representatives as many copies of the Prospectus (and of any amendments or supplements to it), or supplemented, as such Underwriter or dealer may reasonably request.

                 (f) Within the time during which a Final Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company will comply with the Securities Act and the Rules and Regulations, as now or hereafter amended or as in effect from time to time, so far as is necessary to permit the continuance of sales of or dealing in the Shares as contemplated in this Agreement and the Prospectus. If during such period any event occurs as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus, so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to such dealers as the Representatives shall specify, such number of copies thereof as such Underwriter or dealer may request (provided however, that, subsequent to the date nine months after the Registration Statement becomes effective, any such amendment or supplement shall be at the expense of the Underwriters.).

                 (g) The Company shall make generally available to its securityholders, in the manner contemplated by Rule 158(b) under the Securities Act, as promptly as practicable and in any event no later than 45 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement covering a period of at least twelve months beginning after the effective date of the Registration Statement and complying with the provisions of Section 11(a) of the Securities Act, and will advise the Representatives in writing when such statement has been made available.

                 (h) The Company will furnish to its securityholders annual reports containing financial statements audited by independent public accountants and quarterly reports for the first three quarters of each fiscal year containing unaudited financial statements and financial information. During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, (i) copies of each annual report of the Company and each other report (financial or otherwise) furnished by the Company to its securityholders and (ii) as soon as they are available, a copy of each report or other publicly available information of the Company mailed by the Company to its securityholders generally or filed with any securities exchange or with the Commission or the NASD.

                 (i) Except pursuant to this Agreement or with the prior written consent of the Representatives, for a period of 180 days after the date of the Prospectus, the Company will not, and the Company has provided to the Representatives agreements executed by those persons listed on Schedule C which provide that for a period of 180 days from the date of the Prospectus, such person or entity will not, directly or indirectly, offer for sale, sell, grant any options, rights or warrants with respect to any shares of Common Stock, securities convertible into Common Stock or any capital stock of the Company, or otherwise dispose of any shares of Common Stock or such other securities or capital stock; except that the Company may issue, or grant options to purchase, shares of Common Stock pursuant to any option plan existing on the date hereof and described in the Prospectus.

                 (j) If at any time during the 25 day period after the Registration Statement is declared effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the opinion of the Representatives, the market price for the Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Final Prospectus), the Company will, after written notice from the Representatives advising it of such effect, promptly prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor, publication or event.

                 (k) Neither the Company nor any of its officers, directors of affiliates, will take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Common Stock.

                 (l) The Company will cause the Shares to be approved for quotation on the National Association of Securities Dealers Automated Quotation National Market System at each Closing Date and for at least one year from the date hereof.

                 (m) The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus and will file timely and accurate reports on Form SR with the Commission in accordance with Rule 463 under the Securities Act.

                 (n) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

         6. Cost and Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 11 hereof, including without limitation all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and, if applicable, filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, this Agreement and any Blue Sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the NASD relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and Blue Sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto; (vi) any listing of the Shares on the Nasdaq National Market System; and (vii) any expenses for travel, lodging and meals incurred by the Company in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section 6, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

         7. Conditions of the Underwriters' Obligations. The several obligations of the Underwriters to purchase and pay for the Shares to be delivered on each Closing Date shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Closing Date as if made on and as of such Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of all its covenants and obligations hereunder and to the following additional conditions:

                 (a) If the Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such Registration Statement shall have been declared effective not later than 10:00 a.m., Nashville time, on the date of this Agreement or such later date and/or time as shall have been consented to by the Representatives in writing. The Final Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rules 424, 430A and 434 within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge by the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

                 (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is or may be material, or omits to state a fact which, in the opinion of the Representatives, is or may be material and is or may be required to be stated therein or is or may be necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                 (c) You shall have received the opinion of Waller Lansden Dortch & Davis, counsel for the Company, addressed to the Underwriters, dated the Closing Date, to the effect that:

                          (i) The Company has been duly incorporated and is, after giving effect to the Acquisitions, validly existing as a corporation in good standing under the laws of the State of Delaware with the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Effective Prospectus and the Final Prospectus and to enter into this Agreement and perform its obligations hereunder. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries.

                          (ii) Each of the Subsidiaries of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Effective Prospectus and the Final Prospectus. Each Subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries.

                          (iii)   The Company's authorized, issued and
                 outstanding capital stock is as disclosed in the Prospectus. All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of such capital stock contained in the Prospectus. None of the issued shares of capital stock of the Company or any of its Subsidiaries has been issued or is owned or held in violation of any preemptive rights of shareholders or other contractual rights to purchase, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its Subsidiaries) has any preemptive or other rights to subscribe for any of the Shares.

                          (iv) All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, shareholders' agreements, voting trusts, defects, equities or claims of any nature whatsoever. To such counsel's knowledge, other than the Subsidiaries listed on
                 Exhibit 21.1 to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, limited liability company, joint venture or other association other than as disclosed in the Final Prospectus and the Effective Prospectus.

                          (v) Except as disclosed in the Preliminary Prospectus, the Effective Prospectus, and the Final Prospectus, there are no outstanding (A) securities or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock of the Company or any of its Subsidiaries, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                          (vi) The Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable, will conform to the description of the Common Stock contained in the Effective Prospectus and the Final Prospectus, and no preemptive rights of shareholders exist with respect to any of the shares or the issue and sale thereof; the certificates evidencing the Shares comply with all applicable requirements of Delaware law; and the Shares have been approved for quotation on the National Association of Securities Dealers Automated Quotation National Market System.

                          (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                          (viii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Securities Act or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                          (ix) The execution and delivery by the Company of this Agreement and each of the Combination Agreements and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws, as amended, of the Company, or any agreement, lease, contract, indenture, instrument or obligation of the Company, or by which the Company may be bound, filed as an exhibit to the Registration Statement.

                          (x) The issue and sale of the Shares being issued at the Closing Date and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or assets.

                          (xi) The Company and its Subsidiaries have and, after giving effect to the Acquisitions, each shall have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects except such as are disclosed in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company or such Subsidiary are and, after giving effect to the Acquisitions, each shall continue to be held by the Company or such Subsidiary under valid, existing and enforceable leases with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary.

                          (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement and the Combination Agreements and the consummation of the transactions contemplated herein and therein (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion), except such as have been obtained or made, and except such that, if not obtained, would not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries taken as a whole. No consents or waivers from any other person are required in connection with the execution and delivery by the Company of this Agreement and the Combination Agreements and the consummation of the transactions contemplated herein and therein, except such as have been obtained or made.

                          (xiii) To such counsel's knowledge and other than as disclosed in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, there is no litigation, arbitration, claim, proceeding or investigation pending or threatened in which the Company or any of its Subsidiaries is a party or of which any of their respective properties or assets is the subject which, if determined adversely to the Company or any such Subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its Subsidiaries; and, to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in violation of, or in default with respect to, any statute, rule, regulation, order, judgment or decree, except as described in the Prospectus, nor is the Company or any Subsidiary required to take any action in order to avoid any such violation or default.

                          (xiv) This Agreement has been duly authorized, executed and delivered by the Company.

                          (xv) The Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus and each amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements for registration statements on Form S-1 under the Securities Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus of statutes, legal and governmental proceedings or contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes, legal or governmental proceedings, or contracts and other documents required to be described in the Registration Statement or the Preliminary Prospectus, Effective Prospectus and the Final Prospectus that are not described as required to be described in the Registration Statement or Preliminary Prospectus, Effective Prospectus and the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                          (xvi) The Registration Statement is effective under the Securities Act; any required filing of the Effective Prospectus and the Final Prospectus pursuant to Rules 424, 430A and 434 has been made in the manner and within the time period required by such Rules; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                          (xvii) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940.

                          (xviii) Each Combination Agreement has been duly and
                 validly authorized, executed and delivered by the Company, constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally, or as may be modified by a court of equity, and there are no (i) statutory dissenters' rights or (ii) to such counsel's knowledge, any other contractual rights giving any of the owners of the Founding Companies rights of acquisition, first offer or first refusal with respect to any of the Acquisitions which, in any case, have not expired by their terms.

                          (xix) The Shares to be sold under this Agreement to the Underwriters have been duly approved for listing on the Nasdaq National Market.

                          (xx) The shares of Acquisition Common Stock have been duly authorized and, when issued and delivered to the purchasers thereof against payment therefor as provided in the Transfer Agreements, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights. Based solely upon, as to certain factual matters, the representations and warranties of all of the parties to the Combination Agreements and certain other documents delivered in connection therewith (including, but not limited to, election notices and investor questionnaires), the sale of the Acquisition Common Stock will be exempt from the registration requirements of the Act and will be the subject of an available exemption from the requirements of all applicable state securities or Blue Sky laws.

                          (xxi) Each of the Acquisitions has been consummated in accordance with the terms of the Combination Agreement applicable thereto.

                 Such counsel shall also state that, based upon their involvement in the preparation of the Registration Statement as described in such opinion, nothing came to their attention which caused them to believe that the Registration Statement, or any further amendment thereto made prior to such Closing Date, on its effective date and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided however, that such counsel need express no belief regarding the financial statements and related schedules and other financial data contained in the Registration Statement, any amendment thereto, or the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus).

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, on certificates of responsible officers of the Company and public officials and, as to matters of laws of any jurisdiction other than the state of Tennessee or the United States, upon the opinion of local counsel reasonably acceptable to the Representatives, provided that such counsel states such counsel believes that the Underwriters are justified in relying upon such opinion and copies of such opinion are delivered to the Representatives and counsel for the Underwriters.

                 The opinion of Waller Lansden Dortch & Davis shall be rendered to the Representatives at the request of the Company, and shall so state therein.

                 (d) The Representatives shall have received, from counsel to each of the Combined Companies, the respective opinions, dated the First Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters and counsel to the Underwriters, required to be delivered under each of the Combination Agreements.

                 (e) The Representatives shall have received from Sherrard & Roe, PLC, counsel for the Underwriters, an opinion dated the Closing Date with respect to the incorporation of the Company, the validity of this Agreement, the validity of the Shares being delivered to the Underwriters, the Registration Statement, the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus and other related matters as the Representatives may reasonably request. Such counsel shall have received such documents and information from the Company as they request to enable them to pass upon such matters. In rendering such opinion, counsel for the Underwriters may rely as to all matters other than the laws of the states of Delaware and Tennessee or Federal law upon the opinion of counsel referred to in Paragraph (c) of this
         Section 7.

                 (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Ernst & Young LLP, dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representatives on the date hereof, that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date of the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Representatives.

                 (g) Since the date of the latest balance sheet included in the Registration Statement and the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, neither the Company nor any of its Subsidiaries shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries, otherwise than as disclosed in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, the effect of which, in either such case, is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Closing Date as contemplated by the Registration Statement, as amended as of the date hereof.

                 (h) The Representatives shall have received a certificate of the Company, dated the Closing Date and addressed to the Representatives, signed by the chief executive officer and the principal financial and accounting officer of the Company, to the effect that, as of the Closing Date:

                          (i) The representations and warranties of the Company contained in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending or, to their knowledge, threatened or contemplated by the Commission;

                          (iii) All filings required by Rules 424, 430A and 434 of the Rules and Regulations have been made;

                          (iv) The signers of the certificate have carefully examined the Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                          (v) Since the effective date of the Registration Statement, there has occurred no event (other than with respect to the information contained under the caption "Underwriting") required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                 (i)      The Company shall have furnished to the
         Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonable have requested.

                 (j) The Shares shall be approved for quotation on the National Association of Securities Dealers Automated Quotation National Market System, subject to notice of issuance.

                 (k) The Company shall have delivered to you written lock-up agreements from the officers, directors and shareholders of the Company listed on Schedule C pursuant to which such persons agree with the Representatives not to offer, sell or dispose of any Common Stock of the Company, or any securities convertible into or exercisable or exchangeable therefor or derivative therefrom, for a period of 180 days after the date of this Agreement, directly or indirectly, except with the prior consent of Equitable Securities Corporation.

                 (l) At or prior to the Closing Date, each Combination shall have been consummated on terms that conform in all material respects to the description thereof in the Effective Prospectus and the Final Prospectus here and the Underwriters shall have received true and correct copies of all material documents pertaining thereto and evidence satisfactory to the Underwriters of the consummation thereof.

         All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

         If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 6 and 8 hereof).

         The several obligations of the Underwriters to purchase and pay for the Option Shares hereunder shall be subject, in their discretion, to satisfaction on and as of the Option Closing Date of each of the foregoing conditions to purchase the Firm Shares set forth in paragraphs (a) through (h) above, except that (i) all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it is any date other than the First Closing Date, and (ii) the opinions required under paragraphs (c) and (d) shall be revised to reflect the sale of the Option Shares.

         8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the (A) Registration Statement, any Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each a "Blue Sky Application"); or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability, action or proceeding; provided however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, or the Final Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, or any Blue Sky Application, or caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraphs (a) or (b) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. However, the failure so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 8 and will not relieve the indemnifying party from any liability to the extent it is not materially prejudiced as a proximate result of such failure. In case any such proceeding is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party does not so assume the defense thereof if given the opportunity to do so. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party or any officers, directors or controlling persons of the indemnifying party and the indemnified party and representation of all such parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm for all Underwriters and all persons, if any, who control Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the reasonable fees and expenses of more than one separate firm for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. It is further understood that, in any case, the indemnifying party shall, in addition to the separate firm described above, be responsible for any fees and expenses of local counsel necessary in connection with any such proceedings and shall pay all legal fees and expenses promptly as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding, of which indemnification may be sought hereunder (whether or not any indemnified party is a party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action or proceeding.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party under any such paragraph shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under
Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities

(or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omissions or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Effective Prospectus, the Final Prospectus or any supplement or amendment thereto, each party against whom indemnification may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other indemnifying party, agrees that process issuing from such court may be served upon him or it by any other indemnifying party and consents to the service of such process and agrees that any other indemnifying party may join him or it as an additional defendant in any such proceeding in which such other indemnifying party is a party.

         9. Substitution of Underwriters. If any Underwriter defaults in its obligation to purchase Shares hereunder and if the total number of Shares which such defaulting Underwriter agreed but failed to purchase its ten percent (10%) or less of the total number of Shares to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule A hereto bears to the total number of Shares set forth opposite the names of all the non-defaulting Underwriters), the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total number of Shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of Shares to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Shares by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Shares, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to Section 6. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve shall relieve a defaulting Underwriter from liability for its default.

         10. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed or delivered as follows: if to the Underwriters, to Equitable Securities Corporation, Nashville City Center, Suite 800, 511 Union Street, Nashville, Tennessee 37219, Attention: Philip D. Krebs, with a copy to Sherrard & Roe, PLC, 424 Church Street, Suite 2000, Nashville, Tennessee 37219, Attention: Donald I.
N. McKenzie, Esq.; if to the Company, to Service Experts, Inc., 1134 Murfreesboro Road, P.O. Box 17102, Nashville, Tennessee 37017, Attention:

Alan R. Sielbeck, with a copy to Waller Lansden Dortch & Davis, 2100 Nashville City Center, 511 Union Street, Nashville, Tennessee, 37219-1760: Attention:
J. Chase Cole, Esq.

         11. Termination. This Agreement may be terminated by the Representatives by notice to the Company as follows:

         (a) At any time prior to the earlier of (i) the time the Shares are released by the Representatives for sale to the public, or (ii) 11:30 a.m., Washington, D.C. time, on the first business day following the date of this Agreement;

         (b) At any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Effective Prospectus and the Final Prospectus, any material adverse change, or any development, to the reasonable belief of the Representatives, involving a prospective material adverse change, in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus,
(iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System or limitation on prices for securities on either such exchange or the Nasdaq National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company or any of its Subsidiaries, or (v) the declaration of a banking moratorium by either federal or New York State authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States; or

         (c)     As provided in Section 7 of this Agreement.

         This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Section 7 of this Agreement.

         12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the

Shares merely because of such purchase. No purchaser of Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

         13. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants of the Company in or pursuant to this Agreement shall survive the delivery of and payment for the Shares hereunder and shall remain in full force and effect regardless of (a) any termination of this Agreement,
(b) any investigation made by or on behalf of any Underwriter or controlling person thereof or by or on behalf of the Company, its directors or officers or any controlling person of the Company, and (c) acceptance of and payment for the Shares under this Agreement.

         The Company and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page of the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus (insofar as such information relates to the Underwriters), information provided in connection with Item 502(d) of Regulation S-K under the Securities Act and information under the caption "Underwriting" in the Preliminary Prospectus, the Effective Prospectus and the Final Prospectus.

         You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you jointly or by Equitable Securities Corporation on your behalf will be binding upon all the Underwriters.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee, without giving effect to its principles of conflicts of law.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.


                                                   Very truly yours,

                                                   SERVICE EXPERTS(R), INC.


                                                   By:
                                                       -------------------------
                                                        Alan R. Sielbeck
                                                        Chief Executive Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

Equitable Securities Corporation
Morgan Keegan & Company, Inc.
Acting severally for themselves
  and as Representatives of the several
  Underwriters listed on Schedule A

By:  Equitable Securities Corporation


By:
    ---------------------------------
            Managing Director

                                   SCHEDULE A

                            SCHEDULE OF UNDERWRITERS




UNDERWRITER                                                                  NUMBER OF FIRM SHARES
- -----------                                                                  ---------------------
                                                                                TO BE PURCHASED
                                                                                ---------------
Equitable Securities Corporation..............................................

Morgan Keegan & Company, Inc..................................................




                                                                                   ---------

Total.........................................................................     2,250,000


                                   SCHEDULE B

              SCHEDULE OF PREDECESSOR COMPANIES AND SUBSIDIARIES
                    AFTER GIVING EFFECT TO THE ACQUISITIONS

AC Service & Installation Co., Inc.
Air Experts, a United Services Co., Inc.
Arrow Heating & Air Conditioning, Inc.
Brand Heating & Air Conditioning, Inc.
Coastal Air Conditioning Service, Inc.
Comerford's Heating and Air Conditioning
Contractor Success Group, Inc.
Donelson Air Conditioning Company, Inc.
Gilley's Heating & Cooling, Inc.
Hardwick Air Masters, Inc.
Norrell Heating & Air Conditioning, Inc.
Rolf Coal and Fuel Corp.
Service Experts of Palm Springs, Inc.
Vision Holding Company, Inc.

                                   SCHEDULE C

               SCHEDULE OF PERSONS SUBJECT TO LOCK-UP AGREEMENTS

James D. Abrams
Raymond J. De Riggi
R. Edward Hutton, Jr.
Anthony M. Schofield
Alan R. Sielbeck
Timothy G. Wallace
John R. Young